UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2008
CROGHAN BANCSHARES, INC.
(Exact name of registrant as specified in its charter)
0-20159
(Commission File Number)

OHIO (State or other jurisdiction of incorporation)	31-1073048 (IRS Employer Identification No.)

323 CROGHAN STREET, FREMONT, OHIO (Address of principal executive offices)	43420 (Zip Code)
(419) 332-7301
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     Croghan Bancshares, Inc. (“Croghan”) will be mailing to its shareholders on or about January 31, 2008, a newsletter containing financial highlights for the fiscal year and three-month period ended December 31, 2007. The shareholder newsletter also discloses that Croghan’s Board of Directors has authorized the continuation of a stock repurchase program in which up to 5% of Croghan’s outstanding common shares may periodically be repurchased in the open market during the six-month period commencing on February 1, 2008. A copy of Croghan’s shareholder newsletter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Item 2.02, including Exhibit 99.1 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise stated in such filing.
Item 7.01. Regulation FD Disclosure.
     Croghan will be mailing to its shareholders on or about January 31, 2008, a newsletter containing financial highlights for the fiscal year and three-month period ended December 31, 2007. The shareholder newsletter also discloses that Croghan’s Board of Directors has authorized the continuation of a stock repurchase program in which up to 5% of Croghan’s outstanding common shares may periodically be repurchased in the open market during the six-month period commencing on February 1, 2008. A copy of Croghan’s shareholder newsletter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Item 7.01, including Exhibit 99.1 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable
     (b) Not applicable
     (c) Not applicable
     (d) Exhibits:

Exhibit No.	Description

99.1	Newsletter to be mailed to shareholders of Croghan Bancshares, Inc. on or about January 31, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROGHAN BANCSHARES, INC. (Registrant)
Date: January 25, 2008	/s/ Kendall W. Rieman
Kendall W. Rieman, Treasurer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 25, 2008

Exhibit No.	Description

99.1	Newsletter to be mailed to shareholders of Croghan Bancshares, Inc. on or about January 31, 2008